TGA-2
P1 & P2

              SUPPLEMENT DATED OCTOBER 18, 2007
      TO THE PROSPECTUS DATED MAY 1, 2007, AS PREVIOUSLY
               SUPPLEMENTED ON AUGUST 1, 2007,
                              OF
        TEMPLETON GLOBAL ASSET ALLOCATION FUND (FUND)
  A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                            TRUST

The "Management" section starting on page TGA-6 of the Fund's Class 1 and Class 2 prospectuses is replaced in its entirety with the following:

Management

Templeton Investment Counsel, LLC (Investment Counsel),
Broward Financial Centre, Suite 2100, Fort Lauderdale,
Florida 33394, is the Fund's investment manager.

Under a separate agreement with Investment Counsel, Franklin
Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo,
California 94403-1906 serves as the Fund's sub-advisor.
Advisers provides Investment Counsel with investment management advice and services.

The Fund is managed by two teams of dedicated professionals, one focused on investments in equity securities and one focused in debt securities of companies or governments in
any country.   The portfolio managers of the teams are as
follows:

The team responsible for the equity portion of the Fund is:

PETER A. NORI CFA(R)*
EXECUTIVE VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH
ANALYST OF INVESTMENT COUNSEL

Mr. Nori has managed the equity portion of the Fund since 1996, and has been with Franklin Templeton Investments since 1987. He has primary responsibility for the equity investments of the Fund. Mr. Nori has final authority over all aspects of the Fund's equity investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

TINA SADLER CFA(R)*
VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST OF
INVESTMENT COUNSEL

Ms. Sadler has been a manager of the equity portion of the Fund since 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment, and has been with Franklin Templeton
Investments since 1997.

GARY MOTYL CFA(R)*
PRESIDENT OF INVESTMENT COUNSEL

Mr. Motyl has been a manager of the equity portion of the Fund since October 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment, and has been with Franklin
Templeton Investments since 1981.

The person responsible for managing the debt portion of the Fund is:

MICHAEL HASENSTAB, PH.D.
SENIOR VICE PRESIDENT OF ADVISERS

Dr. Hasenstab has been a manager of the debt portion of the Fund since 2002 and an analyst since 2001. He has primary responsibility for the debt investments of the Fund and has final authority over all aspects of the Fund's debt investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change
from time to time.   He first joined Franklin Templeton
Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D

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*CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended December 31, 2006, the management fee, before any reduction, was 0.62% of the Fund's average daily net assets. Under an agreement by Investment Counsel to reduce its fee to reflect reduced services resulting from the Fund's investment in the Sweep
Money Fund, the Fund paid 0.61% of its average daily net assets to Investment Counsel for its services. This reduction is required by the board of trustees and an SEC exemptive order.

A discussion regarding the basis for the board of trustees' approving the investment management contract of the Fund is available in the Fund's semi-annual report to shareholders for the six-month period ended June 30.

       PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.